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                                                                  EXHIBIT 10.1

                             QUALIX GROUP, INC.
                          INDEMNIFICATION AGREEMENT

          THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this ______ day of December, 1996 between Qualix Group, Inc., a Delaware corporation (the "Company"), and ____________________________ ("Indemnitee").

          WHEREAS, Indemnitee, a member of the Board of Directors or an officer, employee or agent of the Company, performs a valuable service in such capacity for the Company;

          WHEREAS, the stockholders of the Company have adopted Bylaws (the "Bylaws") providing for the indemnification of the officers and directors of the Company to the fullest extent authorized by Section 145 of the Delaware General Corporation Law, as amended (the "Code") and authorizing the Company to indemnify its employees and agents in accordance with the Code as the Board of Directors shall determine in its sole discretion;

          WHEREAS, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Company and the members of its Board of Directors, officers, employees or agents with respect to indemnification of such directors, officers, employees or agents;

          WHEREAS, in accordance with the authorization as provided by the Code, the Company either has purchased and presently maintains or intends to purchase and maintain a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance") covering certain liabilities which may be incurred by its directors and officers in the performance of their duties as directors and officers of the Company;

          WHEREAS, as a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded members of the Board of Directors or officers, employees or agents by such D & O Insurance and by statutory and bylaw indemnification provisions; and

          WHEREAS, in order to induce Indemnitee to continue to serve as a member of the Board of Directors, officer, employee or agent of the Company, the Company has determined and agreed to enter into this contract with Indemnitee.

          NOW, THEREFORE, in consideration of Indemnitee's continued service as a director, officer, employee or agent after the date hereof, and for other good and valid consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1.    Indemnification of Indemnitee.   The Company hereby agrees to
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hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Code, as may be amended from time to time.
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         2.    Additional Indemnity.  Subject only to the exclusions set forth
               --------------------
in Sections 3 and 6(c) hereof, the Company hereby further agrees to hold harmless and indemnify Indemnitee:

               (a) against any and all expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company or any subsidiary of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

               (b) otherwise to the fullest extent as may be provided to Indemnitee by the Company under the non-exclusivity provisions of Article V,
Section 6 of the Bylaws of the Company and the Code.

         3.    Limitations on Additional Indemnity.
               -----------------------------------

               (a) No indemnity pursuant to Section 2 hereof shall be paid by the Company:

                   i) in respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                   ii) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                   iii) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest or to constitute willful misconduct;

                   iv) on account of Indemnitee's conduct which is the subject of an action, suit or proceeding described in Section 6(c)(ii) hereof;

                   v) on account of any action, claim or proceeding (other than a proceeding referred to in Section 7(b) hereof) initiated by the Indemnitee unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors;

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                    vi)  if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); and

                    vii) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of (a) such losses for which the Indemnitee is indemnified pursuant to Section 1 hereof and (b) any additional amount paid to the Indemnitee pursuant to any D & O Insurance purchased and maintained by the Company.

               (b) No indemnity pursuant to Section 1 or 2 hereof shall be paid by the Company if the action, suit or proceeding with respect to which a claim for indemnity hereunder is made arose from or is based upon any of the following:

                    i) Any solicitation of proxies by Indemnitee, or by a group of which he was or became a member consisting of two or more persons that had agreed (whether formally or informally and whether or not in writing) to act together for the purpose of soliciting proxies, in opposition to any solicitation of proxies approved by the Board of Directors.

                    ii) Any activities by Indemnitee that constitute a breach of or default under any agreement between Indemnitee and the Company.

         4.    Contribution.  If the indemnification provided in Sections 1 and
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2 hereof is unavailable by reason of a Court decision described in Section
3(a)(vi) hereof based on grounds other than any of those set forth in paragraphs
(i) through (v) of Section 3 (a) hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         5.    Notification and Defense of Claim.  Not later than thirty (30)
               ---------------------------------
days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if a claim in respect thereof is to be made against the Company under this

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Agreement, notify the Company of the commencement thereof; but Indemnitee's omission so to notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

               (a) The Company will be entitled to participate therein at its own expense.

               (b) Except as otherwise provided below, to the extent that it may wish, the Company shall, jointly with any other indemnifying party similarly notified, be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of the Company's assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action; or (iii) the Company shall not in fact have employed counsel to assume the defense of such action; in each of which cases the fees and expenses of Indemnitee's separate counsel shall be paid by the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

               (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

         6.    Advancement and Repayment of Expenses.
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               (a) In the event that Indemnitee employs his or her own counsel pursuant to Sections 5(b)(i) through (iii) above, the Company shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving from Indemnitee copies of invoices presented to Indemnitee for such expenses.

               (b) Indemnitee agrees that Indemnitee will reimburse the Company for all reasonable expenses paid by the Company in investigating or defending any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent it shall be

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ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under the provisions of the Code, the Bylaws, this Agreement or otherwise, to be indemnified by the Company for such expenses.

               (c) Notwithstanding the foregoing, the Company shall not be required to advance such expenses to Indemnitee in respect of any action arising from or based upon any of the matters set forth in subsection (b) of
Section 3 or if Indemnitee (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by the Company and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to the Company, or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Company or its shareholders.

         7.    Enforcement.
               -----------

               (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to continue as a director, officer, employee or other agent of the Company, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

               (b) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all Indemnitee's reasonable fees and expenses, including attorney's fees, in bringing and pursuing such action.

         8.    Subrogation.  In the event of payment under this agreement, the
               -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         9.    Continuation of Obligations.  All agreements and obligations of
               ---------------------------
the Company contained herein shall commence upon the date that Indemnitee first became a member of the Board of Directors or an officer, employee or agent of the Company, as the case may be, and shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director, officer, employee or agent of the Company or serving in any other capacity referred to herein.

        10.    Survival of Rights.  The rights conferred on Indemnitee by this
               ------------------
Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Company and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

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        11.    Non-Exclusivity of Rights.  The rights conferred on Indemnitee by
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this Agreement shall not be exclusive of any  other right which Indemnitee may have or hereafter acquire under any statute, provision of the Company's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. This Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and Indemnitee and any such prior agreements shall automatically be terminated upon the execution of this Agreement; provided, however, that any rights of Indemnitee and the Company that have accrued under such prior agreements with respect to events occurring prior to the date hereof as to which Indemnitee has notified the Company prior to the date hereof shall continue to be governed by such prior agreements.

        12.    Separability.  Each of the provisions of this Agreement is a
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separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Company to indemnify the Indemnitee to the full extent provided by the Bylaws or the Code.

        13.    Governing Law.  This Agreement shall be interpreted and enforced
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in accordance with the laws of the State of Delaware.

        14.    Binding Effect.  This Agreement shall be binding upon Indemnitee
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and upon the Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his or her heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

        15.    Amendment and Termination.  No amendment, modification,
               -------------------------
termination or cancellation of this Agreement shall be effective unless it is in writing and is signed by both parties hereto.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


                              QUALIX GROUP, INC.
                              a Delaware corporation


                              By:____________________________________________

                              Name:__________________________________________

                              Title:_________________________________________



                              INDEMNITEE


                              _______________________________________________
                              (Print Name)

                              Address:_______________________________________

                                      _______________________________________

                                      _______________________________________